
NASDAQ: STAF

STAFFING 360 SOLUTIONS

November 2022

INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS

STAFFING 360 SOLUTIONS

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements that address expectations or projections about the future, including, but not limited to, statements about our plans, strategies, adequacy of resources and future financial results (such as revenue, gross profit, operating profit, cash flow), are forward-looking statements. Some of the forward-looking statements can be identified by words like "anticipates," "believes," "expects," "may," "will," "could," "should," "intends," "plans," "estimates," "goal," "target," "possible," "potential" and similar references to future periods. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions that are difficult to predict. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: the geographic, social and economic impact of COVID-19 on the Company's ability to conduct its business and raise capital in the future when needed; weakness in general economic conditions and levels of capital spending by customers in the industries we serve; weakness or volatility in the financial and capital markets, which may result in the postponement or cancellation of our customers' capital projects or the inability of our customers to pay our fees; the termination of a major customer contract or project; delays or reductions in U.S. government spending; credit risks associated with our customers; competitive market pressures; the availability and cost of qualified labor; our level of success in attracting, training and retaining qualified management personnel and other staff employees; changes in tax laws and other government regulations, including the impact of health care reform laws and regulations; the possibility of incurring liability for our business activities, including, but not limited to, the activities of our temporary employees; our performance on customer contracts; negative outcome of pending and future claims and litigation; government policies, legislation or judicial decisions adverse to our businesses; potential cost overruns and possible rejection of our business model and/or sales methods; our ability to access the capital markets by pursuing additional debt and equity financing to fund our business plan and expenses on terms acceptable to us or at all; and our ability to comply with our contractual covenants, including in respect of our debt. A discussion of these and other factors, including risks and uncertainties with respect to the company, is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 24, 2022, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The Company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

The Company uses financial measures which are not calculated and presented in accordance with US generally accepted accounting principles ("GAAP") in evaluating its financial and operational decision making regarding potential acquisitions and presenting the operating and financial performance of the Company, as well as a means to evaluate period-to period comparison. The Company presents these non-GAAP financial measures because it believes them to be an important supplemental measure of performance that is commonly used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We refer you to the reconciliations in this presentation and applicable earnings releases issued by the Company for those respective periods. The Company defines Adjusted EBITDA as earnings (or loss) from continuing operations before interest expense, income taxes, depreciation and amortization, and amortization of non-cash stock-based compensation, non-recurring acquisition and restructuring expenses and goodwill impairment charges.

ABOUT US

Staffing 360 Solutions, Inc. (Nasdaq: STAF) is an emerging public company in the international staffing sector with a paradigm changing service delivery approach engaged in the acquisition and integration of US and UK staffing agencies.

Staffing 360 Solutions is pursuing organic growth and targets acquisitions that place candidates in finance and accounting, administrative, engineering, information technology, and commercial staffing. The company not only brings experienced management with extensive staffing sector expertise, but a wealth of consultants and industry partners to effectively execute on various emerging opportunities within this high-growth sector of our economy.


STAFFING 360 SOLUTIONS
FIND THE
RIGHT PEOPLE

STAFFING 360 SOLUTIONS

Stock Symbol: STAF (NASDAQ)

Headquarters: New York

6,000+ Temporary Employees

11 Acquisitions since 2013

800+ Customers

Est. Proforma Calendar Year 2022:

- $300M Proforma Revenue
- $43M Proforma Gross Profit
- $5M Adjusted Net Income



STAFFING 360 SOLUTIONS (cont'd)


STAFFING 360 SOLUTIONS

Direct Hire/Search

- RPO
- Contingent

Temp Staffing

- Long Term Assignments
- Short Term Assignments
- Temp To Perm

Employer Solutions

- Employer of Record
- Full HR & Payroll Admin

BUSINESS UNITS – US AND UK

STAFFING 360 SOLUTIONS

UNITED STATES



Key Resources – A DIVISION OF STAFFING 360 SOLUTIONS
- Commercial Staffing
- Large Project Management
- VOP

monroe STAFFING – A DIVISION OF STAFFING 360 SOLUTIONS
- Large Project Management
- VMS/VOP/MSP
- Commercial Staffing

Headway WORKFORCE SOLUTIONS – A DIVISION OF STAFFING 360 SOLUTIONS
- Large Volume Recruitment and Processing
- Customized Commercial Solutions
- Nationwide Coverage

LIGHTHOUSE Professional Services – A DIVISION OF STAFFING 360 SOLUTIONS
- Engineering
- Accounting and Finance
- Information Technology

UNITED KINGDOM



the JM LONGBRIDGE group – A DIVISION OF STAFFING 360 SOLUTIONS
- Information Technology
- Accounting & Finance
- Legal

CBSbutler – A DIVISION OF STAFFING 360 SOLUTIONS
- Engineering
- Administration
- Accounting & Finance
- Information Technology

ButlerBridge&May – A DIVISION OF STAFFING 360 SOLUTIONS
- Administrative & Compliance Recruitment

Clement May – A DIVISION OF STAFFING 360 SOLUTIONS
- Information Technology

THE WIND IS AT OUR BACK

- Record revenue with strong organic growth
- Globally added 75 new accounts in the past 24 months
- Forecast annualized revenue run rate of $310 to $330 million (f/x impact unknown)
- Significant operating leverage and rising conversion rates
- Forecast Adjusted EBITDA margins of 7% to 10%

REVENUE - US & UK


23.0%
77.0%

REVENUE - CONTRACT & DIRECT HIRE


2.1%
97.9%

GROSS PROFIT - US & UK


21.1%
78.9%

GROSS PROFIT - CONTRACT & DIRECT


12.9%
87.1%

US UK

SEGMENT REVENUES


Commercial - US
Professional - US
Professional - UK
25%
49%
26%

SEGMENT GROSS PROFITS


Commercial - US
Professional - US
Professional - UK
26%
52%
22%

STAFFING 360 SOLUTIONS IS UNIQUELY POSITIONED

STAFFING 360 SOLUTIONS

Rapid growth in the contingent workforce reflect changes in modern work cultures. Technology enabled tools has fueled and will lead to continued explosive growth.

TECHNOLOGY	• Built and integrated operationally leveraged tech-driven business model being rolled out across all business functions
US NATIONAL REACH	• Placed candidates in all 50 states (85% of all zip codes covered)
UK SERVICES	• Concentrated footprint in London allows for placements across Europe without a need for offices
EXCEPTIONAL EXPERTISE	• Deep human capital, HR knowledge, Processes and Tools
ACCOUNT RELATIONSHIPS	• Sticky Account Relationships (average over 10 years) through people, processes and technology

We don't need **"Bricks & Mortar"** to grow Staffing 360 Solutions!

LOCAL PRESENCE – GLOBAL REACH

STAFFING 360 SOLUTIONS

- Materially lowers service delivery costs thru automation
- The benefit of this approach in flexibility to shift to different geographies
- The flexibility to shift resources based on need and business priorities
- The inherent internal service delivery flexibility to operate 24/7 serving different time zones
- The inherent benefit of a team-based approach for cross training and resource cross utilization



THE "360 WAY" PERMEATES THROUGHOUT

Launched during COVID-19, our core-360 strategy & initiatives center on investing in Customers, Employees, and our Contingent Workforce



ALWAYS invest in our people and relationships	Constantly **strengthen** our financial position	Play to our strengths; **build depth** within priority service lines	Deepen and expand our formidable **customer** engagement	**Target** investment in technology, data & information infrastructure	Consolidate operational & **service delivery** platforms	**Refined** our acquisition and integration strategy

STRATEGIES FOR SUCCESS

Our Technology

The Staffing 360 HR Cloud provides everything business needs for world-class HR today, and tomorrow.

Our cloud delivers industry-leading payroll, benefits HR, hiring, and everything in between, combined with services and advice from our HR experts.


Hiring
Reporting
Onboarding
360
HR Cloud
Self
Service
Benefits
Payroll
HR
Time &
Expense
Management

RECENT AWARDS

US and UK Operations Recognized for Exceptional Client Service

For five consecutive years, US-based **Monroe Staffing Services**, a leading staffing agency in the Commercial Staffing and Professional Staffing Services segments, has been awarded ***Clearly Rated's* Best of Staffing® Client Diamond Award** for consistently providing superior service to its clients.

US-based **Key Resources** (Commercial) and **Lighthouse Professional Services** (Professional) were each awarded ***Clearly Rated's* 2022 Best of Staffing® Client Award** for the third consecutive year.

ClearlyRated's Best of Staffing® Award recognizes staffing agencies that have proven superior service quality based entirely on ratings provided by their clients.

UK-based **CBSbutler**, a market-leading technical and engineering recruitment firm, has won the **2022 Feefo® Platinum Trusted Service Award for the second consecutive year.** **CBSbutler** was the 2020 Gold Trusted Service Award winner.

Feefo is a reviews and customer insights technology company that works with over 3,500 clients to ensure that all feedback is authentic by matching it to a legitimate transaction.

EXPANSION STRATEGY LEVERAGES MACRO TRENDS

STAFFING 360 SOLUTIONS

We have a two-fold valuation expansion strategy

1. Organic revenue and margin expansion driven by technology, processes and sales growth
2. Followed by a consolidation acquisition strategy

$600B
GLOBAL MARKET

$212B
US MARKET

165K
STAFFING COMPANIES GLOBALLY

20K US
COMPANIES <$20M IN REVENUE



STAFFING 360 SOLUTIONS GROWTH STRATEGY

Organic revenue and margin expansion driven by technology, processes and sales growth



Enhance our technology enablers, tools, processes

Build and nurture candidate-based communities

Focus on contracted 'outsourcing relationships'

Expand offerings across targeted geographies & disciplines

Add large scale payroll management solutions

Expand existing Staffing Recruitment Platforms

STAFFING 360 SOLUTIONS ACQUISITIONS STRATEGY

STAFFING 360 SOLUTIONS

01 *Keep a keen eye and discipline for value and margin expansion*

02 *Preserve and nurture the distribution relationship of the acquired business*



01
02
03
04
05
06
6-Step Strategy

06 *Target Adjusted EBITDA enhancement of a minimum of 30% within 12 months*

03 *Integrate back-office functions Consolidate insurances, Accounting, IT Consolidate EINs Eliminate corporate duplications*

05 *Keep a keen eye and discipline for value and margin expansion*

04 *Expand service offerings and leverage the CORE Service Delivery Platform*

VISIBLE RESULTS

STAFFING 360 SOLUTIONS

$9M
On track for post COVID forecasted 12-month EBITDA

$330M
On track Post-COVID 12-month revenue run rate

$60M
Retired secured debt

$2.5M
Planned reduction by 12/31/2022

$8.4M
Reduced total operating expenses

Well on our way to building a profitable $500M revenue company

IMPROVED FINANCIAL POSITION

STAFFING 360 SOLUTIONS

Balance Sheet Equity now at $20.7M a $38.3M improvement over last 18 months

Fixed term debt now at $9.4 million a reduction from $70 million in 2020

Consolidated US Asset Based Lending facility to significantly lower borrowing costs



"THE 360 WAY" WE NEVER STOP IMPROVING

STAFFING 360 SOLUTIONS

- Consolidate 11 different front office data bases into one by 2023
- Developed standardized reporting and metrics
- Implemented systems initiatives to fully automate and integrate the staffing, payroll and billing functions
- Materially reduce worker's compensation costs forecast - a $450,000 savings
- Across all functions - continuous process improvement concepts introduced
- Estimated annualized savings in these initiatives = $2.5 million



ADJUSTED EBITDA TRENDS

STAFFING 360 SOLUTIONS



$9M
Fiscal Year
2018
$9.8M
Calendar Year
Actual
2019
2020
$4.7M
Calendar Year
Actual
2021
$2.6M
Calendar Year
Actual
$7M to $9M
Calendar Year
Forecast
2022
$11M+
Calendar Year
Forecast
2023

CAPITALIZATION TABLE

STAFFING 360 SOLUTIONS

	Jan 1, 2022	Oct 10, 2022
Shares of Common Stock Outstanding [1]	1,758,835	2,433,199
Warrants [2]	972,495	1,679,690
Options [3]	1,302	51,302
Series H[4]	0	350,000
Total Common Stock And Common Stock Equivalents Outstanding	**2,732,632**	**4,514,191**

NOTES:
1 Includes 7,688 unvested equity shares
2 WA price of warrants for 1/1/22 - $26.80 and 10/1/22 - $10.21
3 In January 2022, Brendan Flood was issued 50,000 (five-year) options at an exercise price of $7.80
4 In May 2022, the Company acquired Headway Workforce Solutions and issued the shareholders of Headway 9,000,000 Series H preferred shares convertible to 350,000 common shares

360 BUSINESS - THE SNOWBALL EFFECT

STAFFING 360 SOLUTIONS

- Macro trends – we ride the wave
- Sticky tools – embedded process driven technologies
- Deep client relationships – keep close and sell
- Continue to accelerate organic growth
- Already Implemented Integration Savings will add $2.5 million in annualized EBITDA - six-month lag
- Future Acquisition Accretion
  - Followed by integration savings; our objective is to organically, and by acquisition, add $200 million in incremental topline within two to three years
  - Drive EBITDA to 5% to 10% of revenue over the same period


FIND THE
RIGHT
PEOPLE



STAFFING 360 SOLUTIONS

Investor & Media Relations:

CORE IR

Matt Blazei
mattb@coreir.com



APPENDIX

DIVERSE ACCOUNT BASE

STAFFING 360 SOLUTIONS

RESEARCH

- National Petition Management, Inc.
- Clarion Research
- TRONE BRAND ENERGY
- FLORIDA FAMILY ACTION
- Reed Exhibitions
- KANTAR MILLWARDBROWN
- Amplify.
- MURPHY NASICA
- UNIVERSITY OF MICHIGAN
- TRACE Strategies The Path to Success
- MATHEMATICA Policy Research
- CONSUMER insights inc.
- GW
- Tufts UNIVERSITY
- The Policy & Research Group
- ETR

RETAIL/OTHER

- E.C. BARTON & COMPANY SINCE 1885
- McMURRAY FABRICS INCORPORATED
- RENTAL
- TRIANGLE CATERING presentation. pleasure. satisfaction.
- DELTA-T GROUP Dedicated to the Caring Professionals
- HARBORTOUCH
- Tommy John
- Crabtree & Evelyn
- NC STATE UNIVERSITY
- SuVidha The Convenience You Can Trust INDO-PAK Groceries
- CINTAS READY FOR THE WORKDAY

VMS

- AMERICAN WATER
- BERKSHIRE HATHAWAY HomeServices
- CAI Computer Aid, Inc.

DIVERSE ACCOUNT BASE (cont'd)

ORGANIC GROWTH

STAFFING 360 SOLUTIONS

It's All About the CORE - *Center for Operational and Recruitment Excellence*

Candidate Attraction

Sourcing Strategy | Job Posting | Candidate Sourcing | Screening | Recruiting | Employer Branding

Advanced implementation of Technology and Social Media to compile qualified candidate pools

- **Active Candidate Attraction**: Use of the Web-Based Technology through Talent Hook that "crawls" and compiles data into the proprietary Talent Inventory Map (below left)
- **Passive Candidate Attraction**: Automatically pushes job postings to centralized job posting site
- **Social Media: Active Social Media presence**

Applicant Management

Candidate Application | Skills Testing | Interview Background Checking| Selection / Assessment | Offer Mgmt.

Advanced Workflow and Web 2.0 Technology drives industry-leading applicant processing efficiency

- **Automated Interview Process**: Conduct automated and customized online interviews
- **Video Interviews:** Conduct automated video interviews that are recorded and reviewed by the recruitment team and Hiring Managers for candidate fit.
- **Applicant Tracking:** Private label career center
- **Advanced Automated Assessments:** applicant assessments choose qualified candidates through an Operational Test of Knowledge

Hiring / Employment

On / Off Boarding | HR Mgmt. | Payroll Management Benefits Management | Compliance

Proprietary on-boarding capability designed around a custom-built portal

- **Technology Enabled:** On-board all of the Company's contingent employees for EOR clients and non-EOR clients through proprietary online technology
- **Full Service**: Supports payroll administration, payroll processing, benefits administration capabilities that are compliant with regulations in all 50 states
- **Integrated:** Capture work time electronically from clients' operations, verifies and reviews in-house, and processes payroll for clients

Develop / Retain

Performance Management | Training | Career Development

Highly scalable, technology enabled outsourced back-office capabilities

- **Fully Outsourced**: Function as an extension of client's human resources department with a full program of outsourcing capabilities
- **Performance Tracking:** Leverages CORE to manage and track performance data of individual employees
- **Integrated:** Interfaced with proprietary back-office reporting platform, StaffServe, and provides a seamless flow of information

STAFFING 360 SOLUTIONS

Redefining the Staffing Business Model

The paradigm of Work, Staffing, HR and Human Capital Management has changed.
We are prepared at Staffing 360 Solutions

EMPLOYEES REQUIRE 360 DEGREES OF:

- Revolutionary Flexibility
- Visibility & Transparency
- Competitive Compensation
- Mobility

EMPLOYERS REQUIRE 360 DEGREES OF:

- A fluid workforce
- Access to talent, tailored solutions
- Competitive cost structures
- Retention

"The 360" Enablers

The convergence of Knowledge Workers – Technology – Processes – Social Media

THREE KEY ELEMENTS

STAFFING 360 SOLUTIONS

Automation and technology process driven back office


Back Office
Multiple Business Streams
Hybrid Service Delivery
STAFFING 360 SOLUTIONS

Staffing Services: Commercial through professional

Contract Based: B2B outsourcing approach

Technology Process driven tools combined with high touch relationships

Revenue Economics:

Range from fee-based services, to hourly rates, to fixed mark-ups

COMPLETE STRATEGY

STAFFING 360 SOLUTIONS

Staffing & Recruitment

- Center for Operational Recruitment Excellence (CORE)
- Interview Process
- Talent Attraction
- Hiring Process

Employer of Record (EOR)

- Payroll
- Worker's Compensation
- HR Administration
- Benefits Management
- Legislative, Regulatory & Contractual Compliance

Onsite Support

- Dedicated Onsite Team
- Orientation & Safety Management
- Relationship Building
- Synergistic Staffing

Compliance and Reporting

- Fulfillment Reporting
- Client, Legislative & Regulatory Compliance
- Quarterly and Annual Business Reviews